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                                                                      EXHIBIT 23

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

  As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K, into the Company's previously filed Registration Statement File Nos. 33-60502, 333-01360, and 333-35243.

                                          /s/ Arthur Andersen LLP
                                          Arthur Andersen LLP
Los Angeles, California
March 22, 1999